SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004 (May3, 2004)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705
(Address of Principal Executive Offices)

432/620-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On May 3, 2004, Key Energy Services, Inc. (the “Company”) announced the appointment of Richard J. Alario as Chief Executive Officer and a Director.  Mr. Alario succeeds Francis D. John, who will continue to serve as non-executive Chairman of the Board.  These changes will become effective immediately.  A copy of the Company’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

99.1 - Press Release dated May 3, 2004 regarding the appointment of Richard J. Alario as Chief Executive Officer and Director.

99.2 - Press Release dated May 3, 2004 regarding the announcement of selected operating data for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On May 3, 2004, the Company announced selected operating data, including revenue, rig and trucking hours, and cash position, for the quarter ended March 31, 2004.   A copy of the Company’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this Item 12 of this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 3, 2004	KEY ENERGY SERVICES, INC.

	By:	/s/ Royce W. Mitchell
Royce W. Mitchell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1 -	Press Release dated May 3, 2004 regarding the appointment of Richard J. Alario as Chief Executive Officer and Director.

99.2 -	Press Release dated May 3, 2004 regarding the announcement of selected operating data for the quarter ended March 31, 2004.